Subsequent Events	9 Months Ended
Sep. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

12. Subsequent Events

(i)	On October 1, 2015, the Company acquired Dwellable, Inc., a United States company that is the creator of an online vacation rental search engine and mobile application that provides unique, interactive ways for travelers to find and book vacation rentals, for cash consideration of $18.0 million.

(ii)	In the fourth quarter of 2013, the Company acquired a controlling interest in travelmob. Under the terms of the acquisition agreement, the Company had a call option to purchase the remaining non-controlling interest of travelmob for the period defined in the agreement beginning on December 31, 2016. In the event the Company did not exercise its call option to purchase the remaining shares of travelmob by such deadline, the remaining travelmob stockholders had a put option to require the Company to repurchase their remaining interest for the period defined in the agreement beginning on February 1, 2017. The call and put were accounted for as embedded features of the non-controlling interest.

In October 2015, the Company and the non-controlling interest holders agreed to terminate the call and put options and the Company acquired the remaining outstanding equity interest of travelmob. In connection with the mutual termination of the options, in the fourth quarter of 2015, the Company will recognize an operating expense charge of approximately $3.9 million representing the amount paid for the acquisition of the non-controlling interest in excess of the fair value of the non-controlling interest prior to the termination of the options.

(iii)	On November 4, 2015, the Company, Expedia, Inc., a Delaware corporation (“Expedia”), and HMS 1, Inc., a Delaware corporation and a direct wholly owned subsidiary of Expedia (“Purchaser”)entered into an Agreement and Plan of Reorganization (the “Merger Agreement”).

Pursuant to the Merger Agreement, Purchaser commenced a tender offer to acquire all of the outstanding shares of Company common stock for an equity value of approximately $3.9 billion in cash and Expedia common stock, representing a per share price for HomeAway shares of $38.31, based on Expedia’s closing price on November 3, 2015. Under the terms of the transaction, Expedia will offer to acquire each outstanding share of common stock of HomeAway in exchange for $10.15 in cash and 0.2065 of a share of Expedia common stock. Under the terms of the transaction, Expedia will acquire each outstanding share of common stock of HomeAway through a tender offer, followed by a second-step merger.

The Board of Directors of the Company unanimously approved the Merger Agreement and the consummation of the transactions contemplated thereby, including the tender offer and the Mergers. Consummation of the transactions is subject to the satisfaction or, if permissible, waiver of customary closing conditions, including there having been validly tendered and not validly withdrawn prior to the expiration of the tender offer a majority of all then outstanding shares of Company common stock, the absence of certain legal impediments and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger Agreement contains certain termination rights, including the right of the Company to terminate the Merger Agreement to accept a superior proposal (subject to compliance with certain notice and other requirements). The Merger Agreement provides that, in connection with termination of the Merger Agreement by the Company or Expedia upon specified conditions, the Company will be required to pay to Expedia a termination fee of $138 million. In addition, subject to certain exceptions and limitations, the Company or Expedia may terminate the Merger Agreement if the Merger is not consummated by May 4, 2016 (or as such date may be extended pursuant to the terms of the Merger Agreement).